                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of report:  May 27, 1998              Commission File No. 1-11632
(Date of earliest event reported)




                          AMERICAN ANNUITY GROUP, INC.




Incorporated under                           IRS Employer
the laws of Delaware                         Identification No. 06-1356481



                              250 East Fifth Street
                             Cincinnati, Ohio 45202
                              Phone: (513) 333-5300



         Former name or former address, if changed since last report - not applicable.

                          AMERICAN ANNUITY GROUP, INC.

                                    FORM 8-K

Item 5.  OTHER EVENTS.

         On May 27, 1998, American Annuity Group, Inc., a Delaware corporation (AAG or the "Company"), and AAG Holding Company, Inc., an Ohio corporation and wholly-owned subsidiary of AAG ("AAG Holding"), entered into an Underwriting Agreement relating to the sale by AAG Holding of $100,000,000 aggregate principal amount of 6-7/8% Senior Notes due 2008 (the "Securities") which are guaranteed by the Company and issued under a registration statement on Form S-3 (No. 333-41071).

         This Current Report on Form 8-K is being filed for the purpose of filing as exhibits the Underwriting Agreement, the Form of Global Note and the opinion of Keating, Muething & Klekamp, P.L.L.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)    Not Applicable
         (b)    Not Applicable
         (c)    Exhibits
                   (1)  Underwriting Agreement for 6-7/8% Senior Notes due 2008.
                   (4) Form of Global Note for 6-7/8% Senior Notes due 2008 evidencing the terms of such securities as established by resolutions adopted by the Boards of Directors of AAG Holding and the Executive Committee of AAG on May 27, 1998.
                   (5)  Opinion of Keating, Muething & Klekamp, P.L.L.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   AMERICAN ANNUITY GROUP, INC.



May 28, 1998                       By: /s/ Mark F. Muething
                                      ----------------------------------------
                                         Mark F. Muething
                                         Senior Vice President, General Counsel
                                         and Secretary